                                                                    EXHIBIT 23.1

                            [LOGO OF ARTHUR ANDERSEN LLP]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 2000, included in internet.com Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our firm in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        ------------------------------
                                        ARTHUR ANDERSEN LLP

Stamford, Connecticut
June 5, 2000